Sextant International Fund

Ticker Symbol: SSIFX

March 30, 2010

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant International Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.sextantmutualfunds.com/prospectus. You can also get this information at no cost by calling 1-800/SATURNA or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 30, 2010, are incorporated by reference into this Summary Prospectus.

Sextant International Fund

Investment Objective

Long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareowner Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load) on redemptions	None
Maximum sales charge (load) on reinvested dividends	None
Redemption fee (as a percentage of shares held less than 90 calendar days)	2%
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee (varies with performance)	0.69%
Distribution (12b-1) Fee	0.25%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.14%

Expenses Example

The example below is intended to help investors compare the cost of investing in the International Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in the International Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's costs would be:

1 year	3 years	5 years	10 years
$116	$362	$628	$1,386

Portfolio Turnover Rate

During the most recent fiscal year, the International Fund's portfolio turnover rate was 2% of the average value of its portfolio. When consistent with best execution, the Fund buys and sells securities through Saturna Brokerage Services, Inc. (SBS), a wholly-owned subsidiary of Saturna Capital.

Principal Investment Strategies

The International Fund diversifies its investments among many countries, favoring those with mature markets (such as Europe and Canada). The Fund invests at least 65% of its assets in companies with their headquarters and major assets and earnings outside the U.S. The International Fund diversifies its investments across industries, companies, and countries. The Fund looks for companies with growing revenues and earnings, favoring companies trading for less than the adviser's assessment of intrinsic value, which typically means companies with low price/earning multiples, low price to cash flow, and higher dividend yields. There is no restriction on the size of companies in which the Fund invests, but it favors larger and more establish firms.

Principal Risks of Investing

The value of International Fund shares rises and falls as the value of the stocks in which the Fund invests goes up and down. Only consider investing in the Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries and companies in which the Fund invests.

The International Fund involves risks not typically associated with investing in U.S. securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. Investing in smaller companies may involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies.

Performance

The following bar chart and table indicate the risks of investing in the International Fund by showing changes in performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare to those of a broad-based market index. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.sextantmutualfunds.com.

Sextant International Fund

Annual Total Return

Best Quarter	Q4 2003	20.3%
Worst Quarter	Q3 2002	-25.1%

Average Annual Total Returns for periods ended December 31, 2009
	1 Year	5 Years	10 Years
Return before taxes	23.49%	8.43%	4.85%
Return after taxes on distributions	23.45%	8.29%	4.54%
Return after taxes on distributions and sale of Fund shares	15.32%	7.31%	4.01%
NYSE Arca International Market Index (reflects no deduction for fees, expenses or taxes)	22.34%	5.05%	0.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Investment Adviser

Saturna Capital Corporation is Sextant International Fund's investment adviser.

Portfolio Manager

Since 1995, Mr. Nicholas Kaiser, chairman of Saturna Capital Corporation, has been the person primarily responsible for the day-to-day management of the International Fund.

Purchase and Sale of Shares

A $1,000 minimum applies to initial purchases ($100 under a group or retirement plan); a $25 minimum applies to subsequent purchases.

Shareowners may redeem all or part of their investment on any business day by several methods:

Written request

Write: Sextant Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax: 360/734-0755

Telephone request

Call: 888/732-6262 or 360/734-9900

Check writing

Shareowners may redeem by writing checks for amounts of $500 or more.

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the International Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

This page intentionally left blank.

#     #     #